EXHIBIT 10.1

EXECUTION COPY

AIRCRAFT AND EQUIPMENT SALE AGREEMENT

BETWEEN

PLM FINANCIAL SERVICES, INC.,
Not in its individual capacity but solely as owner trustee
(“Seller”),

AND

APOLLO AVIATION CAPITAL, L.L.C. (“Buyer”)

Dated as of December 4, 2006

TABLE OF CONTENTS

ARTICLE 1: SUBJECT MATTER OF SALE
ARTICLE 2: PURCHASE PRICE AND PAYMENT
ARTICLE 3: INSPECTION AND TECHNICAL ACCEPTANCE
ARTICLE 4: CLOSING DATE; DELIVERY OF AIRCRAFT AND CONDITIONS PRECEDENT
ARTICLE 5: REPRESENTATIONS AND WARRANTIES, LIMITATIONS AND DISCLAIMERS
ARTICLE 6: INDEMNIFICATION
ARTICLE 7: INSURANCE
ARTICLE 8: EXCUSABLE DELAY
ARTICLE 9: MISCELLANEOUS13
SCHEDULE I: DEFINITIONS
SCHEDULE II: SPARES PACKAGE
SCHEDULE III: SELLER'S BANK ACCOUNT INFORMATION
SCHEDULE IV: CONTACT INFORMATION FOR NOTICES
SCHEDULE V: INSURANCE REQUIREMENTS
SCHEDULE VI: ENGINE TIMES
EXHIBIT A: WARRANTY BILL OF SALE
EXHIBIT B: CERTIFICATE OF TECHNICAL ACCEPTANCE
EXHIBIT C: NON-INCIDENT LETTER

AIRCRAFT AND EQUIPMENT SALE AGREEMENT

THIS AIRCRAFT AND EQUIPMENT SALE AGREEMENT dated December 4, 2006 (this “Agreement”) is between PLM FINANCIAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware (“PLM”), not in its individual capacity but solely as owner trustee under the N907TW Trust and the N911TW and N912TW Trust (in each case, "Seller"), and APOLLO AVIATION CAPITAL, L.L.C., a limited liability company formed under the laws of the State of Delaware (“Buyer”).

In consideration of their mutual promises and undertakings set forth below, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1: SUBJECT MATTER OF SALE

Subject to all of the provisions of this Agreement, Seller agrees to sell and deliver to Buyer, and Buyer agrees to purchase from Seller, the Airframes, the Engines and the Spares Package, each as defined and more particularly described on Schedule I attached hereto (the Airframes, Engines and Spares Package are collectively referred to as the “Equipment”). Certain capitalized terms used herein are defined in Schedule I attached hereto.

ARTICLE 2: PURCHASE PRICE AND PAYMENT

A. Base Purchase Price. The aggregate purchase price for the Equipment shall be US$5,795,000.00 (the “Aggregate Base Purchase Price”). The Aggregate Base Purchase Price shall be allocated to the different components comprising the Equipment as follows (that portion of the Aggregate Base Purchase Price allocated to a component is hereinafter referred to as the “Applicable Base Purchase Price”) for such component:

Component	Applicable Base Purchase Price

Airframe 49165	US$ 335,000.00
Airframe 49182	US$ 175,000.00
Airframe 49183	US$ 410,000.00
Engine 709760	US$ 600,000.00
Engine 708556	US$1,050,000.00
Engine 717900	US$1,075,000.00
Engine 708582	US$ 575,000.00
Engine 718566	US$ 925,000.00
Engine 709710	US$ 600,000.00
Spares Package	US$ 50,000.00

B. Engine Purchase Price Adjustment. Schedule VI specifies the flight hours for each of the Engines as of August 7, 2006 (for each Engine, the flight hours specified on Schedule VI are hereinafter referred to as the “Base Flight Hours”). As of the Closing Date (as defined in Article 4.A hereof) for each Engine, for each flight hour in excess of the Base Flight Hours applicable to such Engine, the Applicable Base Purchase Price for such Engine shall be reduced by the product of the aggregate number of such excess flight hours for such Engine multiplied by US$100.00 per flight hour (for each Engine, such product is hereinafter referred to as the “Engine Purchase Price Adjustment”) (for each Engine, the Applicable Base Purchase Price minus the Engine Purchase Price Adjustment is hereinafter referred to as the “Purchase Price”). Notwithstanding the foregoing, if a discrepancy is found in an Engine prior to the Closing Date and (a) such Engine is either overhauled or replaced in accordance with the terms hereof and (b) either the value or utility of such overhauled Engine increases as a result of such overhaul or the value or utility of the replacement engine is greater than that of the original Engine, then the Purchase Price Adjustment for such Engine shall not be subtracted from the Applicable Base Purchase Price for such Engine and Buyer and Seller shall consult in good faith to determine the appropriate purchase price adjustment for such Engine, in which case the Purchase Price subject to such adjustment shall then constitute the Purchase Price for such Engine.

C. Spares Package Purchase Price Adjustment. Schedule II specifies the parts composing the Spares Package as of August 15, 2006. Seller represents to Buyer that the Spares Package has been placed on consignment with GA Telesis Turbine Technologies, LLC, a limited liability company organized and existing under the laws of the State of a Florida (the “Consignee”). On or prior to the Closing Date, Seller, Buyer and Consignee shall enter into an assignment and acknowledgement agreement (the “Assignment and Acknowledgment”) which specifies, which parts, if any, of the Spares Package have been sold or added since August 15, 2006, (such previously sold parts being hereinafter referred to as the “Sold and Added Parts”) (the Spares Package less or plus, as applicable, any Sold and Added Parts are hereinafter referred to as the “Final Spares Package”). The Applicable Base Purchase Price for the Spares Package: (a) shall be reduced by the aggregate sum of the net proceeds paid by the Consignee to the Seller resulting from the sale of any of the Sold Parts (the “Spare Parts Reduction”) and (b) shall be increased by the aggregate sum of the Agreed Value (as defined below) of all of the Added Parts (the “Spare Parts Increase”) (the difference between the Spare Parts Reduction and the Spare Parts Increase is hereinafter referred to as the “Spares Purchase Price Adjustment”) (for the Spares Package, the Applicable Base Purchase Price minus or plus, as applicable, the Spares Purchase Price Adjustment is hereinafter referred to as the “Purchase Price”). The “Agreed Value” for the Added Parts shall mean the amount agreed upon by the Buyer and Seller, acting in good faith, of the Added Parts.

D. Security Deposit. Prior to the date hereof, for each Aircraft, Buyer has delivered to the Seller a security deposit in the amount of US$100,000.00 (an “Aircraft Deposit”), with the total aggregate amount of all such Aircraft Deposits equaling US$300,000.00. For each Aircraft, the Aircraft Deposit shall be applied against the Purchase Price for such Aircraft on the Closing Date for such Aircraft unless one of the following events occurs, in which case, such Aircraft Deposit applicable to a particular Aircraft shall be refundable to Buyer with five business days of receipt by Seller of Buyer’s written request for the return of such Aircraft Deposit:

(a)	the Buyer sends Seller the Initial Inspection Notice (as defined in Article 3.A hereof) in which it rejects the Aircraft on or prior to November 10;

(b)	an Event of Loss occurs with respect to such Aircraft;

(c)	Seller fails to comply with any of the conditions precedent set forth in Article 4.E hereof prior to the Final Sale Date; or;

(d)	Seller terminates this Agreement with respect to a particular Aircraft pursuant to Section 4.A.

E. Payment of Purchase Price Balance. Subject to the terms of this Agreement, on the Closing Date for each Aircraft or for the Final Spares Package, Seller shall pay to Buyer an amount equal to the Purchase Price for such Aircraft or Spares Package less the amount of the applicable Aircraft Deposit. For the avoidance of doubt, no deposit is applicable to the Final Spares Package.

F. Account. All amounts payable by Buyer to Seller hereunder shall be made in immediately available funds via wire transfer to Seller’s account specified on Schedule III attached hereto.

G. Sales Tax. All sales taxes arising from the transaction described in this Agreement shall be for the account of Buyer, excluding any taxes on the income received by Seller from that transaction. Buyer shall indemnify Seller for all such sales taxes against Seller for which Buyer is responsible pursuant to the immediately preceding sentence.

ARTICLE 3: INSPECTION AND TECHNICAL ACCEPTANCE

A. Initial Inspection. Seller has provided or shall provide or has caused or shall cause the Previous Operator to provide the Buyer with access to all logs, manuals, certificates and data and inspection, modification, overhaul and repair records for each of the Airframes and Engines to confirm that such records are in compliance with applicable rules and regulations of the FAA governing the Previous Operator (the “Records”) for the Aircraft. After receiving access to the Records, Buyer shall use its reasonable efforts to complete its inspection of the Records promptly (the “Initial Inspection”). Within five days of completion of the Initial Inspection for each Aircraft, Buyer shall send to Seller a written notice (the “Initial Inspection Notice”) of Buyer’s rejection or preliminary acceptance of such Aircraft. Buyer may reject an Aircraft, if Buyer, in its sole discretion, determines that the Records for any of the Engines, the APU or the landing gear are not acceptable to Buyer; provided, however, that if the Records for the Engines, the APU and the landing gear are acceptable to the Buyer (in its sole discretion), Buyer may not reject such Aircraft if the Records relating to any other parts or components are in compliance with the rules and regulations of the FAA governing the Previous Operator. The Buyer has waived its right to inspect the Spares Package and the records relating to the Spares Package. If Buyer rejects one or more of the Aircraft pursuant to the Initial Inspection Notice, neither Buyer nor Seller shall have any further obligation to the other under this Agreement with respect to such Aircraft, provided, that, in the case of a rejection by Buyer of an Aircraft, Seller shall return the applicable Aircraft Deposit to Seller in accordance with Article 2 hereof. For the avoidance of doubt, Buyer’s rejection of one or more Aircraft shall not affect the rights of Buyer and Seller hereunder with respect to the other Aircraft which the Buyer accepts pursuant to the Initial Inspection Notice. Notwithstanding the immediately preceding sentence, in the event that Buyer does not execute Certificates of Technical Acceptance (defined below) on two or more Aircraft, Buyer shall have no further obligation to acquire the Spares Package from Seller. Notwithstanding the foregoing, as of the date hereof, Buyer has completed the Initial Inspection of Airframe 49165, Airframe 49183, Airframe 49182, Engine 709710, Engine 717900, Engine 708582 and Engine 708556 and will deliver the Initial Inspection Notice for Aircraft 49183 and Aircraft 49165 simultaneously herewith.

B. Tests. Seller either has caused the Previous Operator to complete, or will cause the Previous Operator to complete, in the presence of Buyer, the following actions:

(i)	a full cold and hot section video borescope inspection for each Engine in accordance with manufacturer specification (the “Borescope Inspection”);

(ii)	ground functional checks for each Airframe to verify the serviceability of each Aircraft to the extent possible with no engines attached (“Ground Functional Check”);

(iii)
full on-wing power assurance run for each Engine in accordance with the Previous Operator’s maintenance program (“On-Wing Power Assurance Runs”); provided, however, that Seller shall not be required to cause Previous Operator to perform such On-Wing Power Assurance Run for any Engine that is delivered to Buyer in Tulsa, Oklahoma in accordance with Section 4.B; and

(iv)
The equivalent of an On-Wing Power Assurance Run performed in engine test cell for each Engine in accordance with the Previous Operator’s maintenance program (“Test Cell Runs”); provided, however, that Seller shall not be required to cause Previous Operator to perform such Test Cell Run for any Engine for which an On-Wing Power Assurance Run has been completed.

C.  Technical Acceptance. In the event that upon completion of the Initial Inspection, the Borescope Inspection, the Ground Functional Check, the On-Wing Power Assurance Runs and the Test Cell Runs (collectively, the “Maintenance Tests”), Seller, at its own cost, shall correct, or cause the Previous Operator to correct any Discrepancies as set forth in this Section. For purposes of this Agreement, “Discrepancies shall mean: (i) with respect to the Maintenance Tests (other than the Initial Inspection) on any Engines, any discrepancies revealed that are outside the limits permitted by the Previous Operator’s maintenance program (each, an “Engine Test Discrepancy”), (ii) with respect to the Initial Inspection of the records with respect to any Engine, any discrepancies revealed from the Previous Operator’s or the manufacturer’s maintenance programs, at Buyer’s discretion (each an “Engine Records Discrepancy”), (iii) with respect to the Maintenance Tests (other than the Initial Inspection) on any Airframe, any discrepancies revealed that are outside the limits permitted by the Previous Operators maintenance program (“Airframe Test Discrepancies”), (iv) with respect to the Initial Inspection of the records with respect to any Airframe, any discrepancies revealed from the Previous Operator’s or the manufacturer’s maintenance programs, at Buyer’s discretion (each an “Airframe Records Discrepancy”), and (v) in the case of APU and landing gear, any discrepancies revealed that are outside the limits of the manufacturer’s maintenance manual (“APU/Landing Gear Discrepancies”), provided, however, that discrepancies as to the traceability documentation for the Landing Gear shall not be considered “Discrepancies” and Buyer acknowledges that such discrepancies have already been compensated for in the Purchase Price. Seller, at its own cost, shall correct, or cause the Previous Operator to correct any such Discrepancies in the following manner:

(i)
The Engine Record Discrepancies and Airframe Record Discrepancies shall be corrected to the Buyer’s satisfaction, provided, however, that the corrections shall not exceed standards customary for such corrections within the commercial aviation industry.

(ii)
The Engine Test Discrepancies shall be corrected to the Buyer’s satisfaction (provided, however, that the corrections shall not exceed standards customary for such corrections within the commercial aviation industry) or upon the issuance of an FAA form 8130-3 for each of the applicable Engines indicating each Engine is serviceable for continued use and the delivery of the same to Buyer; provided, however, that the Previous Operator shall not discriminate against such Engine and such correction shall be consistent with the Previous Operator’s correction of similar discrepancies of other engines in the Previous Operator’s fleet of the same make and model as the Engine

(iii)
The APU/Landing Gear Discrepancies shall be corrected to the Buyer’s satisfaction, provided, however, that the corrections need not exceed standards customary for such corrections within the commercial aviation industry.

(iv)
The Airframe Test Discrepancies shall be corrected in accordance with the Previous Operator’s maintenance program, provided, however, that the Previous Operator shall not discriminate against such Airframes and such correction shall be consistent with the Previous Operator’s correction of similar discrepancies of other airframes in the Previous Operator’s fleet of the same make and model as the Airframe;

Buyer hereby acknowledges that, as of the date hereof, Buyer has inspected to Buyer’s satisfaction and Seller has corrected to Buyer’s satisfaction, all Discrepancies on Airframe 49165, Airframe 49183, Airframe 49182, Engine 709710, Engine 717900, Engine 708582 and Engine 708556 with the sole exceptions of the Burn Certificates as to each of the Airframes. Promptly upon the correction of all of the Discrepancies with respect to any Aircraft, and no later than one day before the applicable Closing Date, Buyer shall execute and deliver to Seller a certificate of technical acceptance in the form of Exhibit B hereto (the “Certificate of Technical Acceptance”). BUYER ACKNOWLEDGES THAT SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER REGARDING THE CONDITION OF THE AIRCRAFT AND EQUIPMENT AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OF SELLER, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.A HEREOF AND IN THE BILLS OF SALE ARE HEREBY DISCLAIMED BY SELLER AND BUYER, AND BUYER’S ACCEPTANCE OF THE AIRCRAFT AND EQUIPMENT ARE MADE BASED ON BUYER’S OWN INSPECTIONS AND NOT BASED ON ANY REPRESENTATION OR WARRANTY OF SELLER OTHER THAN THOSE EXPRESSLY SET FORTH IN SECTION 5.A AND IN THE BILLS OF SALE.

ARTICLE 4: CLOSING DATE; DELIVERY OF AIRCRAFT AND CONDITIONS PRECEDENT

A. Closing Date. Subject to the terms and conditions of this Agreement, Seller and Buyer shall complete the sale of all of the Equipment in one or more closings on one or more dates (each date on which the completion of the sale of an Aircraft or the Spares Package occurs, is hereinafter referred to as a “Closing Date”) occurring on or prior to December 15, 2006 or such later date mutually agreed upon by Seller and Buyer (the “Final Sale Date”). If, after Buyer delivers to Seller the Certificate of Technical Acceptance for an Aircraft (it being understood that Seller has already accepted the condition of the Spares Package without necessity of delivering such a Certificate), Seller tenders the applicable Equipment and related Records corresponding thereto for delivery to Buyer and satisfies all of the Buyer’s conditions precedent set forth in Article 4, and the closing for an Aircraft does not occur on or prior to the Final Sale Date through no fault of Seller, neither party shall have any further obligation to the other; provided, however, that Seller shall be entitled to retain the Aircraft Deposit for such Aircraft. If prior to the Closing Date for an Aircraft, such Aircraft suffers Material Damage (as defined in the penultimate sentence of this Section) or an Event of Loss (as defined in the last sentence of this Section), Seller, at its option, may elect to either repair such Material Damage or terminate this Agreement. If Seller repairs such Material Damage, provided all of the conditions precedent below have been satisfied, Buyer shall purchase such Aircraft in accordance with the terms hereof. Notwithstanding the foregoing, following the repair by Seller of an Aircraft that has suffered Material Damage (the “Repaired Aircraft”), Buyer shall have the right to inspect the Repaired Aircraft in accordance with Section 3 hereof and Buyer shall have the right to technically reject the Repaired Aircraft if it does not comply with the terms thereof. If Seller elects to terminate this Agreement, with respect to an Aircraft, after the occurrence of Material Damage to one of the Aircraft, Seller shall give written notice thereof to Buyer and neither party shall have any further obligation to the other under this agreement with respect to such Aircraft; provided, however that Seller shall return the applicable Aircraft Deposit to Buyer in accordance with the terms of Article 2 hereof. “Material Damage” shall mean (i) with respect to any Aircraft, damage to such Aircraft prior to the delivery thereof which, in the mutually reached reasonable estimate of Seller and Buyer, would have a repair cost in excess of US$100,000.00 and (ii) with respect to the Final Spares Package, damage to any part or parts that materially decrease the value of such part or parts. In the event of Material Damage to one or more parts, such parts shall be removed from the Final Spares Package and the parties shall decrease the Purchase Price by a mutually agreeable value for such parts. “Event of Loss,” with respect to each Aircraft, means the total loss (including constructive total or arranged loss), theft, hijacking, compulsory acquisition, confiscation, destruction or damage to such Aircraft to the extent which, in the reasonable opinion of the insurer with whom such Aircraft is insured, renders repair impractical or uneconomical or any event which with the passing of time or fulfillment of any condition would result in any of the foregoing

B. Delivery Location. Seller and Buyer acknowledge that, at the time of the closing for each Aircraft, the Engines for such Aircraft will not be attached to the Airframe. The location where each Airframe will be located at the time of the closing (each such location being hereinafter referred to as an “Airframe Delivery Location”), the location where each of the Engines will be located at the time of closing (each such location being hereinafter referred to as an “Engine Delivery Location”) and the location where the Final Spare Package will be located on the applicable Closing Date, each with their applicable Records, shall be as set forth below:

Equipment	Delivery Location

Airframe 49165	Roswell, New Mexico
Airframe 49182	Roswell, New Mexico
Airframe 49183	Roswell, New Mexico
Airframe 49165 Seats	Roswell, New Mexico (in storage with AAR Roswell, Roswell, New Mexico
Engine 709760	Tulsa, Oklahoma, at Seller’s discretion
Engine 708556	Tulsa, Oklahoma, at Seller’s discretion
Engine 717900	Tulsa, Oklahoma, at Seller’s discretion
Engine 708582	Tulsa, Oklahoma, at Seller’s discretion
Engine 718566	Tulsa, Oklahoma, at Seller’s discretion
Engine 709710	Tulsa, Oklahoma, at Seller’s discretion
Final Spares Package	At the facilities of Consignee, 5400 NW 35th Avenue, Fort Lauderdale, FL 33309

Notwithstanding anything to the contrary, in the event any Engine associated with an applicable Aircraft is unavailable on the applicable Closing Date, Seller may substitute another of the Engines for such unavailable Engine, provided, however, that Seller may only substitute a Pratt & Whitney model JT8D-217C Engine for another Pratt & Whitney model JT8D-217C Engine and Seller may only substitute a Pratt & Whitney model JT8D-217A Engine for another Pratt & Whitney model JT8D-217A Engine. At Buyer’s request, the Engines will each be delivered with Previous Operator Engine Stands and that Previous Operator shall at all times retain title to the Previous Operator Engine Stands. Buyer shall, within 25 business days of each Closing Date, deliver its own engine stands to the Delivery Location (the date on which Buyer’s engine stands arrive at the Delivery Location is hereinafter referred to as the “Engine Stand Date”), then, promptly after the Engine Stand Date, Seller will cause the Previous Operator to remove the Engine(s) from the Previous Operator’s Engine Stand(s) and load such Engines onto Buyer’s engine stands. Thereafter, Buyer shall promptly remove the Engine(s) from the Delivery Location. Additionally, the Previous Operator shall provide for Buyer’s use (i) four front bolts - AA P/N BOL3001 for each Engine and (ii) two aft bolts - AA P/N BOL3000 for each Engine.

C. Seller’s Condition’s Precedent for the Sale of Each Aircraft. Seller shall be obligated to transfer title to any Aircraft to Buyer only upon the satisfaction of the following conditions precedent:

(1)	Seller’s receipt of this Agreement, duly executed by Buyer;

(2)	Seller’s receipt of a duly executed Certificate of Technical Acceptance for such Aircraft in the form of Exhibit B attached hereto duly executed by Buyer;

(3)	Proof of exemption from or payment by Buyer of sales, use, VAT, or similar tax;

(4)	Seller’s receipt of the Purchase Price for such Aircraft;

(5)	Seller’s receipt of the Insurance Certificates, if necessary, satisfying the requirements of Article 7 herein;

(6)	Such Aircraft shall not have suffered (i) Material Damage that the Seller elects not to repair or (ii) an Event of Loss;

(7)	Seller’s receipt of a fully executed Lease Termination Agreement from the Previous Operator and the filing of a FAA short form lease termination document with the FAA;

(8)	Seller’s receipt of an acceptable airline non-incident letter, in the form attached as Exhibit C hereto in respect to each Airframe and Engine from the Previous Operator;

D. Seller’s Condition’s Precedent for the Sale of Final Spares Package. Seller shall be obligated to transfer title to Spares Package to Buyer only upon the satisfaction of the following conditions precedent:

(1)	Seller’s receipt of proof of exemption from or payment by Buyer of sales, use, VAT, or similar tax;

(2)	Seller’s receipt of the Purchase Price for the Final Spares Package; and

(3)
None of the parts constituting the Final Spares Package shall have suffered an Event of Loss or Material Damage unless such parts are removed from the Final Spares Package and the Purchase Price adjusted in accordance with Section 4.A hereof.

(4)
Seller’s receipt of a fully executed Assignment and Assumption Agreement signed by Seller, Buyer and Consignee pursuant to which Seller assigns title to the Final Spares Package to Buyer, Buyer accepts such title and Consignee consents to the assignment, in addition to the terms specified by Section 2(C);.

E. Buyer’s Conditions Precedent for the Purchase of each Aircraft. Buyer shall be obligated to pay to Seller the Purchase Price for each Aircraft only upon satisfaction of the following conditions precedent:

(1)	Buyer shall have provided a Certificate of Technical Acceptance as to such Aircraft and there has been no subsequent Event of Loss or Material Damage;

(2)	Buyer’s receipt of executed Bills of Sale for the Airframe and each Engine in substantially the Form of Exhibit A attached hereto;

(3)	Buyer’s receipt of the executed FAA Form 8050-2 Bill of Sale (“FAA Bill of Sale”) for such Aircraft;

(4)	Buyer’s receipt of an FAA Form 8130-3 for each Engine;

(5)	Buyer’s receipt of a non-incident letter in substantially the form attached hereto as Exhibit C hereto signed by the Previous Operator;

(6)	Buyer’s receipt of a tie-in letter in substantially the form attached hereto as Exhibit D hereto signed by the Seller;

(7)
Buyer’s receipt of a lease termination or release signed by the Previous Operator that is acceptable to FAA counsel for purposes of releasing the aircraft from the terms of the lease with the Previous Operator;

(8)
Buyer’s receipt an opinion from FAA counsel stating among other things that (i) Seller is the registered owner of such Aircraft; (ii) the Aircraft is free and clear of any and all any mortgages, pledges, security interests, liens, claims, encumbrances, rights of others of record or other charges or rights of others of any kind (“Liens”) with the FAA and the International Registry maintained pursuant to the Convention On International Interests, In Mobile Equipment, and the Aircraft Protocol thereto and matters specific to Aircraft equipment signed at Capetown on 16 November 2001 (the “International Registry”); and (iii) a Notice of Sale has been filed with the International Registry;

(9)	Buyer’s receipt of a copy of the FAA bill of sale for the Airframe transferring title from the prior owner to Seller;

(10)
Buyer’s receipt of a Guaranty signed and delivered by the N907TW Guarantor for Aircraft 49165 and the N911TW and N912TW Guarantor for Aircraft 49182 and Aircraft 49183 in form and substance acceptable to Buyer;

(11)
title insurance for such Aircraft from an insurance company acceptable to Buyer; provided, however, that if all other conditions precedent under this Section 4.E have been satisfied, Buyer shall not delay the closing for such Aircraft if it is unable to obtain such title insurance on or prior to the Closing Date for such Aircraft; and

(12)
a letter from each of the maintenance facilities where the applicable Airframe and Engines are located confirming that each such maintenance facility does not have a mechanic’s lien or other interest in such Airframe or Engines.

F. Buyer’s Conditions Precedent for the Sale of the Spares Package. Buyer shall be obligated to pay to Seller the Purchase Price for the Final Spares Package only upon satisfaction of the following conditions precedent:

(1)	Buyer’s receipt of the executed Bill of Sale in substantially the Form of Exhibit A attached hereto;

(2)
Seller’s receipt of a fully executed Assignment and Assumption Agreement signed by Seller, Buyer and Consignee pursuant to which Seller assigns title to the Final Spares Package to Buyer, Buyer accepts such title and Consignee consents to the assignment, in addition to the terms specified by Section 2(C);

(3)
The Final Spares Package shall not have suffered an Event of Loss or Material Damage unless such parts are removed from the Final Spares Package and the Purchase Price adjusted in accordance with Section 4.A hereof.

G. Transfer of Title. With respect to each Aircraft, upon the delivery by Seller to Buyer of the Bill of Sale and the FAA Bill of Sale, and the delivery by Buyer to Seller of the Purchase Price and the applicable Certificate of Technical Acceptance (i) title to the Aircraft shall pass from Seller to Buyer and (ii) risk of loss for the Aircraft shall pass from Seller to Buyer. With respect to the Spares Package, upon the delivery by Seller to Buyer of the Bill of Sale and the delivery by Buyer to Seller of the Purchase Price (a) title to the Spares Package shall pass from Seller to Buyer and (ii) risk of loss for the Spares Package shall pass from Seller to Buyer.

ARTICLE 5: REPRESENTATIONS AND WARRANTIES, LIMITATIONS AND DISCLAIMERS

A. Seller’s Representations. Seller hereby represents and warrants to Buyer, as of the date hereof and as of the time of transfer of each Aircraft and the Spares Package, as follows:

(1)
PLM is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Seller has all requisite power and authority to enter into and perform its obligations under this Agreement and the other documents referred to herein to which Seller is a party (the “Seller Documents”).

(2)
PLM Equipment Growth Fund VI Liquidating Trust is the sole owner participant under the N907TW Trust. PLM Equipment Growth & Income Fund VII Liquidating Trust and Professional Lease Management Income Fund I Liquidating Trust are the sole owner participants under the N911TW and N912TW Trust.

(3)
This Agreement has been, and on or prior to the applicable Closing Date, the applicable Seller Documents will have been, duly authorized, executed and delivered by Seller. This Agreement constitutes, and the other Seller Documents, when executed and delivered, will constitute, the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforcement of the terms hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting enforcement of creditors’ rights generally, and by general principles of equity.

(4)
None of the execution, delivery or performance by Seller of this Agreement, or any of the other Seller Documents, or the consummation by Seller of the transactions contemplated hereby and thereby, will contravene any applicable law binding on Seller or any of its property, or any provision of the certificate of incorporation or by-laws of PLM, or will result in a breach of, or constitute a default under, or contravene any provision of, any mortgage, deed of trust, indenture or other material agreement or instrument to which PLM or Seller is a party or by which PLM or Seller or all or any of its property or assets may be bound.

(5)
None of the execution, delivery or performance by Seller of this Agreement or the other Seller Documents, or the consummation by Seller of the transactions contemplated hereby and thereby, requires the consent or approval of, the giving of notice to, the registration, recording or filing of any documents with, or the taking of any other action in respect of, any United States federal or state governmental authority or the terms and provisions of this Agreement or any Seller Document, except such as have been, or will be, obtained, effected, waived or paid on or prior to the Closing Date.

(6)
Seller is the sole legal owner of the Equipment. On each Closing Date, Seller will transfer to Buyer good and marketable title to the applicable Aircraft or the Final Spares Package, as the case may be, free and clear of any and all Liens.

(7)
There are no pending or, to the best of Seller’s knowledge, threatened investigations, suits or proceedings against Seller or affecting Seller or its properties, that, if determined adversely, would adversely affect all or any portion of the Equipment or the consummation of the transaction contemplated by, or performance by Seller of its obligations under this Agreement.

(8)	Seller is not in breach of any law that would have an adverse effect on Seller or on Seller’s ability to perform its obligations under, this Agreement or the other Seller Documents.

(9)	No Event of Loss has occurred with respect to any of the Equipment.

B. Buyer’s representations. Buyer hereby represents and warrants to Seller as of the date hereof and as of the time of transfer of each Aircraft and the Spares Package, as follows:

(1)
Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware. Buyer has all requisite power and authority to enter into and perform its obligations under this Agreement and the other documents referred to herein to which Buyer is a party (the “Buyer Documents”).

(2)
This Agreement has been, and on or prior to the applicable Closing Date, the applicable Buyer Documents will have been, duly authorized, executed and delivered by Buyer. This Agreement constitutes, and the other Buyer Documents, when executed and delivered, will constitute, the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as enforcement of the terms hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting enforcement of creditors’ rights generally, and by general principles of equity.

(3)
None of the execution, delivery or performance by Buyer of this Agreement, or any of the other Buyer Documents, or the consummation by Buyer of the transactions contemplated hereby and thereby, will contravene any applicable law binding on Buyer or any of its property, or any provision of the certificate of incorporation or by-laws of Buyer, or will result in a breach of, or constitute a default under, or contravene any provision of, any mortgage, deed of trust, indenture or other material agreement or instrument to which Buyer is a party or by which Buyer or all or any of its property or assets may be bound.

(4)
None of the execution, delivery or performance by Buyer of this Agreement or the other Buyer Documents, or the consummation by Buyer of the transactions contemplated hereby and thereby, requires the consent or approval of, the giving of notice to, the registration, recording or filing of any documents with, or the taking of any other action in respect of, any United States federal or state governmental authority or the terms and provisions of this Agreement or any Buyer Document, except such as have been, or will be, obtained, effected, waived or paid on or prior to the Closing Date.

(5)
There are no pending or, to the best of Buyer’s knowledge, threatened investigations, suits or proceedings against Buyer or affecting Buyer or its properties, that, if determined adversely, would adversely affect the consummation of the transaction contemplated by, or performance by Buyer of its obligations under this Agreement.

(6)	Buyer is not in breach of any law that would have an adverse effect on Buyer or on Buyer’s ability to perform its obligations under, this Agreement or the other Buyer Documents.

C. Assignment of Warranties and Assignment of Rights Under Lease with Previous Operator. Effective on delivery of each Aircraft to Buyer on the applicable Closing Date, Seller hereby assigns to Buyer any warranties applicable to such Aircraft from the Aircraft manufacturer, any maintenance facility and any parts manufacturer that Seller has with respect to the Aircraft, to the extent that such warranties are assignable. Upon the request of Buyer and at Buyer’s sole cost and expense, Seller shall use its best efforts to give Buyer aid and assistance in enforcing the rights of Buyer arising under such warranties or other rights. Upon request of Buyer, Seller shall give notice to any such manufacturers or maintenance facility of the assignment of such warranties and/or other rights to Buyer.

D. LIMITATIONS AND DISCLAIMERS. EACH AIRCRAFT AND THE FINAL SPARES PACKAGE ARE SOLD AND DELIVERED TO BUYER “AS IS” AND “WHERE IS”, AND, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.A HEREOF AND IN THE BILLS OF SALE, WITHOUT ANY REPRESENTATION, GUARANTEE OR WARRANTY OF SELLER EXPRESS OR IMPLIED, OF ANY KIND, ARISING BY LAW OR OTHERWISE. WITHOUT LIMITING THE GENERALITY OF THE ABOVE, BUYER UNCONDITIONALLY AGREES THAT EACH AIRCRAFT AND THE FINAL SPARES PACAKGE ARE SOLD AND PURCHASED IN AN “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS” AS AT THE APPLICABLE CLOSING DATE, AND, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.A HEREOF AND IN THE BILLS OF SALE, NO TERM, CONDITION, WARRANTY, REPRESENTATION OR COVENANT OF ANY KIND HAS BEEN ACCEPTED, MADE OR IS GIVEN BY SELLER OR ITS SERVANTS OR AGENTS IN RESPECT OF THE VALUE, QUALITY, DURABILITY, DATE PROCESSING, CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF ANY AIRCRAFT OR THE FINAL SPARES PACKAGE, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AS TO THE COMPLETENESS OR CONDITION OF THE RECORDS RELATING TO SUCH AIRCRAFT OR THE FINAL SPARES PACKAGE, AND/OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN, OR OTHER PROPRIETARY RIGHTS. ALL TERMS, CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY ONE OR MORE OF THOSE MATTERS, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

ARTICLE 6: INDEMNIFICATION

A.  Buyer’s Indemnification Obligations. With respect to each Aircraft and the Final Spares Package, Buyer will indemnify the Seller Indemnitees (defined below) in full on demand in respect of all losses, liabilities, claims, proceedings, penalties, judgments, damages, costs and expenses (“Seller’s Losses”) suffered or incurred by Seller, its affiliated companies, funds and beneficiaries, lenders and their respective officers, managers, directors, shareholders, employees, agents, successors, assigns (each a “Seller Indemnitee” and, collectively, the “Seller Indemnitees”) arising out of or connected in any way with:

(1)
any event, act or omission occurring on or after the Closing Date, including, without limitation, related to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each and every case whether directly or indirectly) the purchase, manufacture, ownership, possession, registration, storage, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of such Aircraft or the Spares Package; or

(2)	the breach of, or any misrepresentation by the Buyer of, any of its covenants, representations or warranties set forth in this Agreement.

B. Limitation on Buyer’s Indemnification Obligations. Notwithstanding Paragraph A of this Article 6, the Buyer’s obligation to indemnify Seller Indemnitees for Seller’s Losses shall not extend to the following:

(1)	Seller’s Losses that arise on or prior to the applicable Closing Time on the applicable Closing Date;

(2)	Seller’s Losses that are caused by the wilful misconduct or gross negligence of the Seller Indemnitee.

C. Seller’s Indemnification Obligations. With respect to each of the aircraft and the Final Spares Package, Seller will indemnify the Buyer Indemnitees (defined below) in full on demand in respect of all losses, liabilities, claims, proceedings, penalties, judgments, damages, costs and expenses (“Buyer’s Losses”) suffered or incurred by Buyer, its lenders, shareholders, and their respective affiliates, and their respective officers, managers, directors, members, shareholders, employees, agents, successors and assigns (each a “Buyer Indemnitee” and, collectively, the “Buyer Indemnitees”) arising out of or connected in any way with:

(1)
any event, act or omission occurring prior to the Closing Date, including, without limitation, related to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each and every case whether directly or indirectly) the purchase, manufacture, ownership, possession, registration, storage, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of such Aircraft or the Spares Package; or

(2)	the breach of, or any misrepresentation by the Seller of, any of its covenants, representations or warranties set forth in this Agreement.

D. Limitation on Buyer’s Indemnification Obligations. Notwithstanding Paragraph C of this Article 6, the Seller’s obligation to indemnify Buyer Indemnitees for Buyer’s Losses shall not extend to the following:

(1)	Buyer’s Losses that arise on or after the applicable Closing Time on the applicable Closing Date.

(2)	Buyer’s Losses that are caused by the wilful misconduct or gross negligence of the Buyer Indemnitee.

ARTICLE 7: INSURANCE

With respect to each aircraft, Buyer shall maintain appropriate policies of insurance written in English common to the aviation industry, from an insurer which is internationally recognized as responsible and in good standing and that specializes in aviation insurance. In the event any Airframe or any Engine is operated on or post the Closing Date for a period ending on the earlier of (a) the two year anniversary of the date of this Agreement or (b) the date on which such Airframe or Engine is no longer in operation and begins to be disassembled for parts, such insurance policies shall include the coverages, terms and provisions as set forth in Schedule V in a form and scope as is generally available from the aviation insurance industry. If Buyer sells or leases any of the Aircraft to another party, Buyer shall be required to comply with the insurance requirements of this Article 7 by requiring the subsequent buyer or lessee to comply with the obligations in this article. For avoidance of doubt, provided that Buyer maintains appropriate policies of insurance in accordance with this Article 7 and Schedule V it shall be in compliance with its obligations under this Article 7.
ARTICLE 8: EXCUSABLE DELAY

Any delay by either party in the performance of its obligations hereunder shall be excused to the extent caused by factors beyond the reasonable control of, and without the fault due to negligence of, such party. The party whose performance is affected shall make all reasonable efforts to minimize the delay provided, however, that in the event that either party is unable to perform its obligation hereunder, due to such excusable delay for longer than 45 days, either party shall have the right to terminate this Agreement by notice in writing to the party failing to meet its contractual obligation herein.

ARTICLE 9: MISCELLANEOUS

A. Benefits and Assignments. This Agreement shall inure to the benefit of and shall be binding upon each of the parties hereto and their respective successors and assigns. Buyer may assign its right under this Agreement to take title to any Airframe or Engine to a trust created by Buyer; provided, however, that Buyer shall give Seller reasonable notice prior to the Closing Date for the applicable Airframe or Engine of Buyer’s intent to assign such rights.

B. Choice of Law. This Agreement shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties shall be determined in accordance with the laws of the State of New York, excluding its choice of laws rules except as to perfection of security interests.

C. Jurisdiction. Buyer hereby agrees that all actions or proceedings arising directly or indirectly from this Agreement shall be litigated only in the state or federal courts having situs in New York County, New York or the Southern District of New York.

D. Service of Process. Each of Seller and Buyer hereby consents to service of process or any other paper upon it by certified or registered mail, return receipt requested, or by recognized courier service (FedEx, UPS, DHL, etc.) at its applicable address set forth in Schedule IV attached hereto and agrees that such service shall be deemed good, proper and effective service upon it in any legal action, suit or proceeding and shall, to the fullest extent permitted by law. Any party may also serve any other party to this Agreement by any method recognized by the court where the action is brought.

E. Waiver of Jury Trial. SELLER AND BUYER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

F. Costs and Expenses. Except as set forth below, each party shall bear its own fees, costs and expenses in connection with the preparation, negotiation and completion of this Agreement and performance of the transactions contemplated hereby, except as expressly provided herein. The fees of McAfee & Taft for the sales contemplated hereunder shall be divided equally between Buyer and Seller and each of Buyer and Seller shall be responsible for the payment of 50% of such fees; provided, however, that Seller shall be responsible for 100% of the fees of McAfee & Taft relating to the initial lien searches, terminating any existing liens for any Airframe or Engine or correcting any issues concerning the title of any Airframe. Seller shall be responsible for any fees and out-of-pocket expenses incurred by the Consignee in connection with the sale of the Spares Package. The premium for the title insurance satisfying the condition precedent set forth in Section 4.E hereof shall be for the Buyer’s account. In the event of any dispute between the parties arising from or related to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and cost of litigation including any appeals.

G. Notices. Any notice required hereunder shall go to Seller and to Buyer at their respective addresses set forth on Schedule IV attached hereto or to such other address as specified in writing. Such notices shall be sent by hand delivery, certified or registered mail, express courier, or facsimile.

H. Waiver. Waiver by Seller of any breach of any terms, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

I. Time Is Of The Essence. Time is of the essence in this Agreement.

J. No Brokers. The parties hereto acknowledge that, except for the services of Seller’s Agent, with respect to which Seller shall be solely responsible, no broker or finder has been involved, either directly or indirectly, with the transaction contemplated herein on behalf of Seller or any affiliate of either of them and each party agrees to indemnify and hold the other harmless from and against any and all claims suits, damages, costs, expenses, including attorney's fees, asserted by agents or other third parties for any commission or compensation based on the sale of the Equipment, if such claim, suit, damage, costs or expense arises out of any action or alleged actions by the other party, its employees, officers or agents.

K. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereunder and supersedes all previous communications, representations or agreements, either oral or written, heretofore made between the parties regarding the subject matter hereof. The Agreement shall not be varied in its term by an oral agreement or representation or otherwise than by an instrument in writing of even or subsequent date hereto executed by both parties by their duly authorized representatives.

L. Captions. The captions to the articles and subparagraphs contained herein are solely for the convenience of the parties and do not in any way affect the meaning of the terms thereof.

M. Exhibits. The Exhibits and Schedules to the Agreement shall form an integral part hereof.

N. Counterparts and Facsimile. This Agreement may be executed in any number of separate counterparts by the parties and may be delivered in original or by facsimile, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

O. Confidentiality. Neither Party may make any public statement about this Agreement or disclose its terms and conditions, except its consummation: (a) it has first obtained written consent from the other Party, which consent will not be unreasonably withheld; or (b) as requested or required in connection with a judicial, administrative or regulatory proceeding in which it or a partner, officer, director, member, manager, employee or affiliate is involved, pursuant to a court order or subpoena or regulatory or government inquiry or demand or as otherwise required by applicable law or regulation, subject to this paragraph. Notwithstanding anything to the contrary, PLM Investment Funds is required to file SEC Form 8-Ks in connection with this Agreement and such filing shall not be in violation of this confidentiality clause.

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IN WITNESS WHEREOF, the parties have executed this Aircraft and Equipment Sale Agreement on and as of the date first written above.

APOLLO AVIATION CAPITAL, L.L.C.
By: Apollo Aviation Capital Management,
L.L.C., as Asset Manager

By:_______________________________
Name:____________________________
Title:______________________________

PLM FINANCIAL SERVICES, INC., not in its individual capacity but solely as owner trustee under the N907TW Trust ___________________________________ By: Richard Brock Title: Chief Financial Officer
PLM FINANCIAL SERVICES, INC.,
not in its individual capacity but solely
as owner trustee under the N911TW
and N912TW Trust

___________________________________
By: Richard Brock
Title: Chief Financial Officer

SCHEDULE I

Definitions

The following terms shall have the meanings set forth below:

“Aircraft” shall mean, as the context requires, either (a) all of Aircraft 49165, Aircraft 49182 and Aircraft 49183 or (b) any one or more of Aircraft 49165, Aircraft 49182 and Aircraft 49183.

“Aircraft 49165” shall mean, collectively, Airframe 49165 and, subject to Section 4.B hereof, Engine 717900, Engine 709710 and APU 263.

“Aircraft 49182” shall mean, collectively, Airframe 49182 and, subject to Section 4.B hereof, Engine 718566, Engine 709760 and APU 192.

“Aircraft 49183” shall mean, collectively, Airframe 49183 and, subject to Section 4.B hereof, Engine 708582, Engine 708556 and APU 328.

“Airframe” shall mean any of Airframe 49165, Airframe 49182 and Airframe 49183.

“Airframes” shall mean, collectively, all of Airframe 49165, Airframe 49182 and Airframe 49183.

“Airframe 49165” shall mean the McDonnell Douglas model DC-9-82 airframe bearing manufacturer’s serial number 49165 and FAA registration number N907TW, together with all parts installed thereon or appurtenant thereto.

“Airframe 49182” shall mean the McDonnell Douglas model DC-9-82 airframe bearing manufacturer’s serial number 49182 and FAA registration number N911TW, together with all parts installed thereon or appurtenant thereto.

“Airframe 49183” shall mean the McDonnell Douglas model DC-9-82 airframe bearing manufacturer’s serial number 49183 and FAA registration number N912TW, together with all parts installed thereon or appurtenant thereto.

“Airframe 49165 Seats” shall mean Recaro seats installed in Airframe 49165.

“APU” shall mean any of APU 192, APU 263 and APU 328.

“APUs” shall mean, collectively, all of APU 192, APU 263 and APU 328.

“APU 192” shall mean the Garret Model GTCP-85-98DHF bearing manufacturer’s part number 381276-1 and manufacturer’s serial number P-192, together with all parts installed thereon or appurtenant thereto.

“APU 263” shall mean the Garret Model GTCP-85-98DHF bearing manufacturer’s part number 381276-1 and manufacturer’s serial number P-263, together with all parts installed thereon or appurtenant thereto.

“APU 328” shall mean the Garret Model GTCP-85-98DHF bearing manufacturer’s part number 381276-1 and manufacturer’s serial number P-328, together with all parts installed thereon or appurtenant thereto.

“Closing Time” shall mean, with respect to each Aircraft and the Spares Package, the time on the applicable Closing Date when title to such Aircraft or the Spares Package passes from Seller to Buyer.

“Engine” shall mean any of Engine 708556, Engine 708582, Engine 709710, Engine 709760, Engine 717900 and Engine 718566.

“Engines” shall mean, collectively, all of Engine 708556, Engine 708582, Engine 709710, Engine 709760, Engine 717900 and Engine 718566.

“Engine 708556” shall mean the Pratt & Whitney model JT8D-217C engine bearing manufacturer’s serial number 708556, together with all parts installed thereon or appurtenant thereto.

“Engine 708582” shall mean the Pratt & Whitney model JT8D-217A engine bearing manufacturer’s serial number 708582, together with all parts installed thereon or appurtenant thereto.

“Engine 709710” shall mean the Pratt & Whitney model JT8D-217A engine bearing manufacturer’s serial number 709710, together with all parts installed thereon or appurtenant thereto.

“Engine 709760” shall mean the Pratt & Whitney model JT8D-217A engine bearing manufacturer’s serial number 709760, together with all parts installed thereon or appurtenant thereto.

“Engine 717900” shall mean the Pratt & Whitney model JT8D-217C engine bearing manufacturer’s serial number 717900, together with all parts installed thereon or appurtenant thereto.

“Engine 718566” shall mean the Pratt & Whitney model JT8D-217C engine bearing manufacturer’s serial number 718566, together with all parts installed thereon or appurtenant thereto.

“Equipment” has the meaning set forth in Article 1 hereto.

“FAA” shall mean the United States Federal Aviation Administration or any successor agency.

“Final Spares Package” has the meaning set forth in Section 2.C hereof.

“N907TW Guarantor” shall mean PLM Equipment Growth Fund VI Liquidating Trust, as the beneficiary of the N907TW Trust.

“N907TW Trust” shall mean that certain Amended and Restated Trust Agreement dated as of December 24, 1997, as amended, between PLM as owner trustee and PLM Equipment Growth Fund VI Liquidating Trust.

“N911TW and N912TW Guarantor” shall mean PLM Equipment Growth & Income Fund VII Liquidating Trust and Professional Lease Management Income Fund I Liquidating Trust as the beneficiaries of the N911TW and N912TW Trust.

“N911TW and N912TW Trust” shall mean that certain Amended and Restated Trust Agreement dated as of December 24, 1997, as amended, among PLM as owner trustee and PLM Equipment Growth & Income Fund VII Liquidating Trust and Professional Lease Management Income Fund I Liquidating Trust as owner participants.

“Previous Operator” shall mean, American Airlines, Inc.

“Previous Operator Engine Stands” shall mean one or more engine stands owned or leased by the Previous Operator on which one or more of the Engines are stored on the Closing Date for such Engine.

“Seller’s Agent” shall mean, Sigma Asset Management LLC, a limited liability company organized under the laws of the State of Delaware.

“Spares Package” shall mean the spare parts and loose equipment listed on Schedule II hereto.

SCHEDULE II

Spares Package

SPARES PACKAGE as of: 8/15/2006

ITEM	PART NUMBER	DESCRIPTION	COND TAG		SHOP REPORT	STORAGE	DATE OF RELEASE
1	034964	FAN RADIO RACK	OH	A	YES	BOXED	06-Mar-00
2	123562-2-1	AIR CHECK VALVE	SV	JAA	YES	BOXED	01-Dec-00
3	156o	CHIME	SV	JAA	YES	BOXED	02-Sep-01
4	162BL708	IND TEMP	SV	JAA	YES	BOXED	24-Nov-98
5	201EDP1-1	SYS DISPLAY PANEL	SV	JAA	NO	BOXED	31-Oct-02
6	204950-5-5	COOLING TURBINE	SV	JAA	YES	BOXED	25-Sep-00
7	2117180-1	CABIN PRESS CNT	SV	JAA	YES	BOXED	28-Jan-03
8	213779	ENG CONTROL BOX	SV	JAA	YES	BOXED	21-Dec-02
9	XW21090	WIPER MOTOR	SV	JAA	YES	BOXED	09-Apr-03
10	2587284-962	MACH TRIM ACT	SV	JAA	YES	BOXED	04-Dec-91
11	2587335-113	VERTICAL GYRO	SV	JAA	YES	BOXED	25-Sep-01
12	2587335-113	VERTICAL GYRO	SV	JAA	YES	BOXED	22-Dec-00
13	2587788-902	SERVO DRIVE	SV	FAA	NO	BOXED	12-Mar-98
14	2588302-4	GYRO DIR	SV	JAA	NO	BOXED	22-Sep-98
15	2600-05-1	ELECTR CLOCK	SV	JAA	NO	BOXED	22-Apr-03
16	2CM9ABH7	GENERATOR TACHO	OH	JAA	YES	BOXED	29-Dec-00
17	301EDP1-4	INDICATOR	SV	JAA	YES	BOXED	09-Mar-02
18	3601030-13-1	SWITCH CENTRIF	SV	JAA	YES	BOXED	18-Dec-00
19	3604524-45	COMB ASSY GCP85	OH	JAA	NO	BOXED	14-Jun-02
20	392796-2-2	VALVE S/O	SV	JAA	YES	BOXED	17-Dec-02
21	4034234-902	FLT MODE ANNUNC	SV	JAA	YES	BOXED	14-Apr-03
22	4034239-901	ACCELEROMETER	SV	JAA	NO	BOXED	23-Apr-02
23	4056512-915	EFTS MODE SELEC	SV	JAA	YES	BOXED	15-May-03
24	42D110	PRESS SWITCH	SV	JAA	NO	BOXED	22-AUq-00
25	420304	PRESSURE SWITCH	SV	JAA	YES	BOXED	14-Feb-00
26	43B034LB03	NI CD BATTERY	SV	JAA	YES	BOXED	19-Nov.02
27	021904-000	NI CD BATTERY	SV	JAA	YES	BOXED	20-Nov-02
28	5765017-503	RUDDER DAMPER ASSY	SV	JAA	YES	BOXED	04-Jul-02
29	5914362-503	VLV AY RADIO RK	SV	JAA	NO	BOXED	21-Jan-03
30	5930645-509	ENG.NOSE BULLET (sin 002245)	SV	A	YES	BOXED	30-Jun-05
31	60-1177-9	PWR SUP	SV	JAA	NO	BOXED	27-Feb-02
32	622-3371-002	TRX HF	OH	FAA	YES	BOXED	28-Jan-98
33	622-4563-011	IND RADIO ALT	OH	FAA	NO	BOXED	21-May-02
34	2041168-7501	ADF RECEIVER	SV	JAA	YES	BOXED	02-Dec-02
35	622-7878-201	TRANSPONDER	SV	JAA	YES	BOXED	25-Jul-02
36	63240	ACT.THRUST REV.	AR			BOXED
37	692993	VALVE S/O	SV	JAA	NO	BOXED	29-Dec-97
38	745608	HEATER FUEL	AR	FAA	NO	BOXED	28-May-03
39	773770-1	PANEL,FL DATA	SV	A	YES	BOXED	06-Jan-03
40	7892551-011.007	P.M.S.COMPUTER	SV	JAA	NO	BOXED	15-AUq-01
41	2587794	FLUX VALVE	SV	FAA	NO	BOXED	08-Dec-99
42	8DJ81LWT4	IND TACH	SV	JAA	YES	BOXED	02-May-01
43	8DW84LAN1	MTR VOLT AMP	SV	JAA	NO	BOXED	18-Jul-02
44	8TJ85GCG2	TRANSMITTER F/F	SV	JAA	YES	BOXED	19 Sept-00
45	980-4100-DXUN	UFDR	SV	JAA	YES	BOXED	28-AUq-01
46	C-4E	COMPAS STAND BY	SV	A	YES	BOXED	12-May-01
47	D29982-113	SLIDE ASSY.	OH	JAA	YES	BOXED	13-Mar-02
48	D29982-113	SLIDE ASSY.	OH	JAA	YES	BOXED	03-Dec-02
49	D29982-113	SLIDE ASSY.	OH	JAA	YES	BOXED	12-Feb-03
50	G-2933-12	VHF COMM CONT PANEL	SV	FAA	YES	BOXED	04-Dec-97
51	G-5586	JACK BOX CNT	SV	JAA	YES	BOXED	07-Jun-01
52	G-5587	ATC CONTROL	SV	JAA	YES	BOXED	20-Apr-97
53	G6977-03	CNT AUDIO	SV	JAA	NO	BOXED	18-Apr-02
54	H05A0035-3	AURAL WARN BOX	SV	JAA	YES	BOXED	28-Mar-03
55	HG280D5	DADC	SV	JAA	YES	BOXED	27-Jun-00
56	HG280D80	DADC	OH	FAA	YES	BOXED	04-Mar-99
57	R6357-550	CONTROLLER	SV	A	YES	BOXED	21-Dec-01
58	565-5366-7L	ANTENNA L-BAND	SV	JAA	NO	BOXED	26-Jul-01
59	ST-12BH	FLAP POS TRSM	SV	JAA	NO	BOXED	05-Dec-02
60	V3900-11	VALVE S/O	SV	JAA		BOXED	01-Dec-97
61	WL101AMS5	ALTIM/AIRSP IND	SV	JAA	YES	BOXED	29-Oct-99,